UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2019 (June 20, 2019)

TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

200 Liberty Street, 14th Floor, New York, New York 10281
(Address of principal executive offices, including zip code)

646-992-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Class A, par value $0.01	TERP	Nasdaq Global Select Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 20, 2019, TerraForm Power, Inc. (the “Company”) held its annual meeting of stockholders for 2019 (the “2019 Annual Meeting”). Set forth below is a brief description of each matter voted upon at the 2019 Annual Meeting and the voting results with respect to each matter.

1.	The election of seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Brian Lawson	169,815,877	21,704,976	11,556,967
Carolyn Burke	185,192,731	6,328,122	11,556,967
Christian S. Fong	142,672,592	48,848,261	11,556,967
Harry Goldgut	163,671,590	27,849,263	11,556,967
Richard Legault	175,928,393	15,592,460	11,556,967
Mark McFarland	141,970,816	49,550,037	11,556,967
Sachin Shah	175,926,860	15,593,993	11,556,967

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019:

For	Against	Abstentions	Broker Non-Votes
202,087,963	124,449	865,408	*

* No broker non-votes arose in connection with Proposal No. 2 due to the fact that the matter was considered a routine matter under New York Stock Exchange rules.

3.	The ratification, on a non-binding, advisory basis, of the compensation paid to the Company’s named executive officers:

For	Against	Abstentions	Broker Non-Votes
163,407,369	27,203,290	910,194	11,556,967

As a result of the foregoing votes, each of Ms. Burke and Messrs. Lawson, Fong, Goldgut, Legault, McFarland and Shah was elected to serve as a director until the next annual meeting of stockholders of the Company and until his or her successor is duly elected and qualified and the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019 was ratified. The Company’s stockholders also ratified, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: June 25, 2019	By:	/s/ Michael Tebbutt
	Name:	Michael Tebbutt
	Title:	Chief Financial Officer